UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21609

Western Asset Variable Rate Strategic Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2017

WESTERN ASSET

VARIABLE RATE

STRATEGIC FUND INC. (GFY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income.

The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Variable Rate Strategic Fund Inc. for the twelve-month reporting period ended September 30, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

October 31, 2017

II	Western Asset Variable Rate Strategic Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended September 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was revised to 2.8%. GDP growth then decelerated to 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%, the strongest reading in two years. Finally, the U.S. Department of Commerce’s initial estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.0%. Slightly slower growth was attributed to a number of factors, including decelerations in personal consumption expenditures, in nonresidential fixed investment and in exports that were partly offset by an acceleration in private inventory investment and a downturn in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on September 30, 2017, the unemployment rate was 4.2%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since February 2001. However, the percentage of longer-term unemployed ticked up over the reporting period. In September 2017, 25.5% of Americans looking for a job had been out of work for more than six months, versus 25.2% when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. Finally, at its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

October 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Variable Rate Strategic Fund Inc.	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

IV	Western Asset Variable Rate Strategic Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech and John Bellows.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-durationi Treasuries over the twelve-month reporting period ended September 30, 2017. The fixed income market was impacted by a number of factors during the reporting period, including shifting expectations for economic growth, uncertainties related to future Federal Reserve Board (the “Fed”)ii monetary policy and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the reporting period as a whole. The yield for the two-year Treasury note began the reporting period at 0.77% — the low for the period — and ended at 1.47% — equaling the high for the period. The yield for the ten-year Treasury was 1.60% at the beginning of the reporting period — the low for the period. The peak of 2.62% occurred on March 13, 2017, and ended the period at 2.33%.

All told, the Bloomberg Barclays U.S. Aggregate Indexiii gained 0.07% for the twelve months ended September 30, 2017. For comparison purposes, riskier fixed-income securities, including high-yield bonds and emerging markets debt, produced stronger results. Over the Fund’s fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiv and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 8.87% and 4.15%, respectively.

Q. How did we respond to these changing market conditions?

A. Several adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocations to investment grade industrial bonds. In contrast, we slightly reduced the Fund’s exposures to non-agency mortgage-backed securities (“NAMBS”) and high-yield bonds. These changes were made to capture profits on certain positons that performed well and to redeploy those assets in areas where we identified attractive opportunities.

The use of leverage was tactically managed during the reporting period. We ended the reporting period with leverage at roughly 24% of the gross assets of the Fund, versus roughly 23% at the beginning of the period.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	1

Fund overview (cont’d)

While the use of leverage does incur some cost to the Fund, the effect of leverage contributed to results as the underlying assets outperformed the borrowing cost.

During the reporting period, the Fund utilized U.S. Treasury futures and options, Eurodollar futures and interest rate swaps to manage the Fund’s duration and yield curvevi exposure. Overall, these positions meaningfully contributed to performance over the reporting period. Individual name credit default swaps (“CDS”) were used to manage the Fund’s credit exposure. They did not meaningfully impact performance during the period. Finally, currency forwards, which were used to manage the Fund’s currency exposure, were positive for results.

Performance review

For the twelve months ended September 30, 2017, Western Asset Variable Rate Strategic Fund Inc. returned 10.79% based on its net asset value (“NAV”)vii and 15.49% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Indexviii, returned 1.03% for the same period. The Lipper Global Income Closed-End Funds Category Averageix returned 11.44% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.93 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2017
Price Per Share	12-Month Total Return**
$18.31 (NAV)	10.79	%†
$17.39 (Market Price)	15.49	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight to NAMBS. The sector performed well as the housing market improved, investor demand was solid and there was a lack of new supply.

The Fund’s overweights to high-yield and investment grade corporate bonds were beneficial. Their spreads narrowed as corporate profits often exceeded expectations, defaults remained low and fundamentals were generally strong. In addition, demand

*	For the tax character of distributions paid during the fiscal year ended September 30, 2017, please refer to page 46 of this report.

2	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

was robust overall as investors looked to generate incremental yields in the low interest rate environment. Investment grade corporate bond standouts included the Fund’s overweights in Wells Fargo, JPMorgan Chase & Co. and Bank of New York Mellon Corp. Individual high-yield holdings that added the most value included the Fund’s overweights in Sprint, Petrobras and Bank of America.

The Fund’s overweight exposure to emerging markets debt was beneficial. The asset class performed well as global growth improved, there were fewer concerns over U.S. protectionist policies and a number of emerging market countries introduced accommodative monetary policies. In addition, the U.S. dollar weakened as the reporting period progressed and oil prices improved toward the end of the period.

Tactical duration and yield curve positioning were both additive for performance, specifically having negative duration to the ten-year part of the yield curve in order to reduce total portfolio duration proved beneficial as ten-year yields rose during the reporting period.

Elsewhere, the Fund’s overweight allocations to ABS and commercial mortgage-backed securities were positive for performance during the reporting period as their spreads narrowed amid overall solid demand.

Q. What were the leading detractors from performance?

A. The Fund significantly outperformed its benchmark during the reporting period. There were no meaningful detractors from performance from a sector positioning perspective. However, certain overweight positions in investment grade corporate bonds were drags on relative performance, including Kraft Heinz Foods Co, Anglo American Capital and Nordea Bank.

Looking for additional information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Variable Rate Strategic Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 20, 2017

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	3

Fund overview (cont’d)

The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund invests in fixed-income securities which are subject to a number of risks, such as inflation risk, interest rate risk and credit risk, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. However, the Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate securities in which the Fund invests float in response to changes in prevailing market interest rates. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher rated and domestic investments. Lower-rated high yield bonds, commonly known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and political, social and economic uncertainties, which could increase volatility. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of September 30, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 24 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total net assets) as of September 30, 2017 were: Collateralized Mortgage Obligations (45.3%), Asset-Backed Securities (29.0%), Financials (19.8%), Energy (8.9%) and Consumer Discretionary (4.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2017 and September 30, 2016 and does not include derivatives, such as futures contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

Spread duration (unaudited)

Economic exposure — September 30, 2017

Total Spread Duration
GFY	— 1.84 years
Benchmark	— 0.00 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — September 30, 2017

Total Effective Duration
GFY	— 0.48 years
Benchmark	— 0.25 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

8	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

Schedule of investments

September 30, 2017

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(a) — 45.3%
Adjustable Rate Mortgage Trust, 2005-11 5A1 (1 mo. USD LIBOR + 0.540%)	1.777%	2/25/36	117,587	$98,915	(b)
Banc of America Funding Corp., 2004-B 6A1	2.133%	12/20/34	307,655	237,748	(b)
Banc of America Funding Corp., 2005-E 8A1 (11th District Cost of Funds + 1.430%, min. coupon 1.430%)	2.137%	6/20/35	297,595	211,613	(b)
Banc of America Funding Corp., 2015-R3 2A2	1.364%	2/27/37	1,546,321	1,014,589	(b)(c)
Bayview Commercial Asset Trust, 2006-1A B2 (1 mo. USD LIBOR + 1.700%)	2.937%	4/25/36	399,586	306,748	(b)(c)
Bear Stearns Alt-A Trust, 2004-03 A1 (1 mo. USD LIBOR + 0.640%)	1.877%	4/25/34	314,396	314,886	(b)
Bear Stearns Alt-A Trust, 2004-10 1A3 (1 mo. USD LIBOR + 1.000%)	2.237%	9/25/34	10,385	10,469	(b)
Bear Stearns ARM Trust, 2004-08 11A1 (1 year Treasury Constant Maturity Rate + 2.500%)	3.496%	11/25/34	195,166	191,120	(b)
CGBAM Commercial Mortgage Trust, 2016-IMC A (1 mo. USD LIBOR + 1.900%)	3.134%	11/15/21	890,000	891,199	(b)(c)
Chevy Chase Mortgage Funding Corp., 2004-2A A1 (1 mo. USD LIBOR + 0.270%)	1.507%	5/25/35	254,677	241,713	(b)(c)
Chevy Chase Mortgage Funding Corp., 2004-3A A1 (1 mo. USD LIBOR + 0.250%)	1.487%	8/25/35	227,931	224,097	(b)(c)
Commercial Mortgage Trust, 2016-SAVA A (1 mo. USD LIBOR + 1.720%)	2.955%	10/15/34	550,000	552,646	(b)(c)
Countrywide Alternative Loan Trust, 2004-6CB A (1 mo. USD LIBOR + 0.580%)	1.817%	5/25/34	234,781	236,494	(b)
Countrywide Alternative Loan Trust, 2005-24 4A1 (1 mo. USD LIBOR + 0.230%)	1.466%	7/20/35	576,281	565,407	(b)
Countrywide Home Loans, 2004-20 2A1 (12 mo. Monthly Treasury Average Index + 2.390%)	3.035%	9/25/34	354,882	283,795	(b)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	42,951	42,653	(c)
Countrywide Home Loans, 2005-HYB9 3A1A (12 mo. USD LIBOR + 1.750%)	3.462%	2/20/36	361,421	337,246	(b)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	114,260	114,522	(c)
Countrywide Home Loans, 2006-R2 AF1 (1 mo. USD LIBOR + 0.420%)	1.657%	7/25/36	93,386	86,860	(b)(c)
Countrywide Home Loans, Mortgage Pass-Through Trust, 2004-29 2A1 (1 mo. USD LIBOR + 0.660%)	1.897%	2/25/35	28,207	25,903	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1 (1 mo. USD LIBOR + 0.360%)	1.597%	3/25/35	149,252	134,384	(b)(c)
Credit Suisse Mortgage Trust, 2015-02R 7A2 (12 mo. Monthly Treasury Average Index + 2.540%)	2.918%	8/27/36	1,200,245	1,083,075	(b)(c)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	9

Schedule of investments (cont’d)

September 30, 2017

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(a) — continued
Credit Suisse Mortgage Trust, 2015-10R 3A2 (12 mo. Monthly Treasury Average Index + 0.840%)	1.616%	10/27/46	1,110,000	$1,069,143	(b)(c)
Deutsche Bank Commercial Mortgage Trust, 2016-C1 ASB	3.038%	5/10/49	250,000	254,479
Deutsche Mortgage Securities Inc., 2004-4 3AR1 (12 mo. USD LIBOR + 2.050%)	4.056%	6/25/34	209,118	208,708	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2013-DN1 M2 (1 mo. USD LIBOR + 7.150%)	8.387%	7/25/23	420,000	511,712	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA1 M2 (1 mo. USD LIBOR + 1.850%)	3.087%	10/25/27	270,000	275,894	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 M3 (1 mo. USD LIBOR + 3.800%)	5.037%	3/25/25	260,000	280,227	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA3 M2 (1 mo. USD LIBOR + 2.000%)	3.237%	12/25/28	350,000	357,462	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA4 M2 (1 mo. USD LIBOR + 1.300%)	2.537%	3/25/29	530,000	536,784	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 B2 (1 mo. USD LIBOR + 11.250%)	12.487%	10/25/29	370,000	398,892	(b)
Federal National Mortgage Association (FNMA), 2013-25 BI, IO	3.000%	3/25/33	8,554,898	920,557
Federal National Mortgage Association (FNMA), 2013-62 AI, IO	3.000%	6/25/33	5,655,560	751,846
Federal National Mortgage Association (FNMA), STRIPS, 347 2, IO	5.000%	1/25/34	815,601	170,225
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	8/25/18	11,900	77	(b)
Federal National Mortgage Association (FNMA) — CAS, 2013-C01 M2 (1 mo. USD LIBOR + 5.250%)	6.487%	10/25/23	300,000	346,225	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	6.137%	11/25/24	477,710	541,463	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C01 1B (1 mo. USD LIBOR + 11.750%)	12.987%	8/25/28	259,930	345,287	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	11.487%	1/25/29	899,808	1,112,157	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M1 (1 mo. USD LIBOR + 1.450%)	2.687%	1/25/29	244,097	246,553	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	5.487%	1/25/29	950,000	1,035,790	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C06 1B (1 mo. USD LIBOR + 9.250%)	10.487%	4/25/29	1,010,000	1,194,141	(b)(c)

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(a) — continued
GMRF Mortgage Acquisition Co., LLC, 2017-1 A22	3.000%	7/25/56	229,038	$229,646	(b)(c)
Government National Mortgage Association (GNMA), 2010-H03 FA (1 mo. USD LIBOR + 0.550%)	1.786%	3/20/60	121,598	121,835	(b)(d)
Government National Mortgage Association (GNMA), 2010-H10 FC (1 mo. USD LIBOR + 1.000%)	2.236%	5/20/60	98,386	99,744	(b)(d)
Government National Mortgage Association (GNMA), 2010-H11 FA (1 mo. USD LIBOR + 1.000%)	2.236%	6/20/60	590,865	599,950	(b)(d)
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	1.681%	11/20/60	1,095,368	1,092,568	(b)(d)
Government National Mortgage Association (GNMA), 2011-H03 FA (1 mo. USD LIBOR + 0.500%)	1.731%	1/20/61	120,550	120,515	(b)(d)
Government National Mortgage Association (GNMA), 2011-H05 FA (1 mo. USD LIBOR + 0.500%)	1.731%	12/20/60	234,376	234,499	(b)(d)
Government National Mortgage Association (GNMA), 2011-H05 FB (1 mo. USD LIBOR + 0.500%)	1.731%	12/20/60	209,894	209,699	(b)(d)
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	1.681%	2/20/61	509,915	509,434	(b)(d)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	1.731%	2/20/61	375,912	376,069	(b)(d)
Government National Mortgage Association (GNMA), 2011-H08 FD (1 mo. USD LIBOR + 0.500%)	1.731%	2/20/61	330,986	330,890	(b)(d)
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	1.731%	3/20/61	678,810	678,606	(b)(d)
Government National Mortgage Association (GNMA), 2011-H11 FB (1 mo. USD LIBOR + 0.500%)	1.731%	4/20/61	131,116	131,194	(b)(d)
Government National Mortgage Association (GNMA), 2012-H18 NA (1 mo. USD LIBOR + 0.520%)	1.751%	8/20/62	561,706	561,713	(b)(d)
Government National Mortgage Association (GNMA), 2012-H23 SA (1 mo. USD LIBOR + 0.530%)	1.761%	10/20/62	397,403	397,624	(b)(d)
Government National Mortgage Association (GNMA), 2012-H23 WA (1 mo. USD LIBOR + 0.520%)	1.751%	10/20/62	599,480	600,214	(b)(d)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF (1 mo. USD LIBOR + 0.350%)	1.587%	3/25/35	516,454	475,501	(b)(c)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1 (1 mo. USD LIBOR + 0.400%)	1.637%	4/25/36	258,234	226,868	(b)(c)
HarborView Mortgage Loan Trust, 2004-10 4A (6 mo. USD LIBOR + 2.170%)	3.437%	1/19/35	141,413	140,597	(b)
HarborView Mortgage Loan Trust, 2005-14 3A1A (6 mo. USD LIBOR + 2.370%)	3.676%	12/19/35	60,095	59,574	(b)
IMPAC Secured Assets Corp., 2005-2 A1 (1 mo. USD LIBOR + 0.320%)	1.557%	3/25/36	1,157,989	935,312	(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	11

Schedule of investments (cont’d)

September 30, 2017

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(a) — continued
Indymac Index Mortgage Loan Trust, 2004-AR07 A2 (1 mo. USD LIBOR + 0.860%)	2.097%	9/25/34	153,681	$143,850	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 ASB	3.705%	1/15/47	150,000	157,095
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,210,000	862,632
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	690,000	575,288	(b)
JPMorgan Mortgage Trust, 2005-A3 3A4 (6 mo. USD LIBOR + 1.620%)	3.224%	6/25/35	197,976	198,863	(b)
LSTAR Securities Investment Ltd., 2017-6 A (1 mo. USD LIBOR + 1.750%)	2.986%	9/1/22	1,120,000	1,127,372	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2003-6 2A1 (6 mo. USD LIBOR + 2.260%)	3.182%	12/25/33	63,471	62,543	(b)
MASTR Reperforming Loan Trust, 2005-2 1A1F (1 mo. USD LIBOR + 0.350%)	1.587%	5/25/35	806,040	687,316	(b)(c)
MASTR Reperforming Loan Trust, 2006-2 2A1 (1 year Treasury Constant Maturity Rate + 2.020%)	3.627%	5/25/36	91,614	86,264	(b)(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016 C32 ASB	3.514%	12/15/49	350,000	366,211
Morgan Stanley Capital I Trust, 2007-HQ11 AJ	5.508%	2/12/44	312,914	307,598	(b)
Morgan Stanley Capital I Trust, 2007-IQ16 AM	6.321%	12/12/49	145,352	145,715	(b)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A (12 mo. USD LIBOR + 1.890%)	3.351%	5/25/36	469,695	426,442	(b)
Morgan Stanley Re-remic Trust, 2015-R2 1B (12 mo. Monthly Treasury Average Index + 0.710%)	1.540%	12/26/46	1,491,464	790,621	(b)(c)
Morgan Stanley Re-remic Trust, 2015-R6 1A1 (1 mo. USD LIBOR + 0.260%)	1.494%	7/26/45	220,002	217,356	(b)(c)
Morgan Stanley Reremic Trust, 2015-R2 1A1 (12 mo. Monthly Treasury Average Index + 0.710%)	1.540%	12/26/46	375,424	371,571	(b)(c)
Mortgage IT Trust, 2005-3 A1 (1 mo. USD LIBOR + 0.600%)	1.837%	8/25/35	269,281	263,996	(b)
MSCG Trust, 2016-SNR A	3.460%	11/15/34	660,000	662,924	(b)(c)
Nomura Resecuritization Trust, 2015-1R 2A2 (1 mo. USD LIBOR + 0.190%)	0.752%	10/26/36	1,070,000	1,059,998	(b)(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	460,638	449,888	(c)
Structured ARM Loan Trust, 2004-09XS A (1 mo. USD LIBOR + 0.370%)	1.607%	7/25/34	355,011	357,044	(b)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1 (1 mo. USD LIBOR + 0.600%)	1.837%	7/19/34	234,168	231,696	(b)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1 (1 mo. USD LIBOR + 0.210%)	1.447%	4/25/36	243,089	228,431	(b)
Structured Asset Securities Corp., 2005-RF1 A (1 mo. USD LIBOR + 0.350%)	1.587%	3/25/35	147,420	132,300	(b)(c)

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(a) — continued
Structured Asset Securities Corp., 2005-RF2 A (1 mo. USD LIBOR + 0.350%)	1.587%	4/25/35	150,222	$142,523	(b)(c)
UBS Commercial Mortgage Trust, 2017-C4 A4	3.563%	10/15/50	410,000	422,281	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-AR8 (1 mo. USD LIBOR + 0.360%)	1.597%	10/25/45	398,002	392,904	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR11 (1 year Treasury Constant Maturity Rate + 2.330%)	3.288%	10/25/34	116,044	116,619	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR12 A2A (1 mo. USD LIBOR + 0.390%)	1.627%	10/25/44	103,133	102,360	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-4 CB9 (1 mo. USD LIBOR + 0.400%)	1.637%	6/25/35	486,607	410,933	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A2A3 (1 mo. USD LIBOR + 0.800%)	2.037%	1/25/45	82,547	83,002	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 2AB3 (1 mo. USD LIBOR + 0.360%)	1.597%	7/25/45	611,252	602,380	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1C3 (1 mo. USD LIBOR + 0.490%)	1.727%	10/25/45	169,738	166,695	(b)
Wells Fargo Commercial Mortgage Trust, 2015-C31 D	3.852%	11/15/48	454,630	353,660
Wells Fargo Commercial Mortgage Trust, 2015-NXS3 ASB	3.371%	9/15/57	140,000	145,158
Total Collateralized Mortgage Obligations (Cost — $37,078,776)				38,747,285
Asset-Backed Securities — 29.0%
Ace Securities Corp., 2005-HE3 M4 (1 mo. USD LIBOR + 0.945%)	2.182%	5/25/35	1,280,000	1,136,721	(b)
Allegro CLO Ltd., 2015-1A D (3 mo. USD LIBOR + 3.500%)	4.814%	7/25/27	250,000	253,738	(b)(c)
Ameriquest Mortgage Securities Inc., 2002-AR1 M1 (1 mo. USD LIBOR + 1.065%)	2.302%	9/25/32	97,891	96,786	(b)
Apex Credit CLO LLC, 2017-1A A1 (3 mo. USD LIBOR + 1.470%)	2.783%	4/24/29	200,000	201,211	(b)(c)
Ares CLO Ltd., 2013-2A XR (3 mo. USD LIBOR + 0.900%)	2.153%	7/28/29	300,000	300,032	(b)(c)
Ares CLO Ltd., 2017-44A C (3 mo. USD LIBOR + 3.450%)	4.764%	10/15/29	250,000	250,877	(b)(c)
Argent Securities Inc., 2003-W3 M1 (1 mo. USD LIBOR + 1.125%)	2.362%	9/25/33	24,093	21,939	(b)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	583,899	467,009
BlueMountain CLO Ltd., 2014-2A DR (3 mo. USD LIBOR + 3.000%)	4.307%	7/20/26	250,000	251,252	(b)(c)
Carlyle Global Market Strategies, 2013-4A C (3 mo. USD LIBOR + 2.800%)	4.104%	10/15/25	250,000	250,634	(b)(c)
Carlyle Global Market Strategies, 2017-2A A1B (3 mo. USD LIBOR + 1.220%)	2.552%	7/20/31	250,000	250,466	(b)(c)
Carlyle Global Market Strategies, 2017-2A C (3 mo. USD LIBOR + 3.700%)	5.032%	7/20/31	250,000	250,924	(b)(c)
Cent CLO LP, 2014-21A A1BR (3 mo. USD LIBOR + 1.210%)	2.527%	7/27/26	250,000	250,041	(b)(c)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	253,056	262,688

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	13

Schedule of investments (cont’d)

September 30, 2017

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Citigroup Mortgage Loan Trust Inc., 2005-OPT1 M1 (1 mo. USD LIBOR + 0.630%)	1.867%	2/25/35	244,419	$241,402	(b)
Conseco Financial Corp., 1997-4 M1	7.220%	2/15/29	398,095	413,382	(b)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.257%	2/25/34	598,523	619,567
Countrywide Asset-Backed Certificates, 2004-BC1 M1 (1 mo. USD LIBOR + 0.750%)	1.987%	2/25/34	91,675	91,635	(b)
Countrywide Asset-Backed Certificates, 2007-13 2A1 (1 mo. USD LIBOR + 0.900%)	2.137%	10/25/47	649,878	648,952	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B (1 mo. USD LIBOR + 0.150%)	1.384%	11/15/36	421,194	355,422	(b)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	319,770	330,187	(c)
Greenpoint Home Equity Loan Trust, 2004-4 A (1 mo. USD LIBOR + 0.560%)	1.794%	8/15/30	90,991	87,308	(b)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	130,622	134,555
GSAA Trust, 2006-5 2A3 (1 mo. USD LIBOR + 0.270%)	1.507%	3/25/36	877,690	677,948	(b)
GSAMP Trust, 2004-OPT B1 (1 mo. USD LIBOR + 2.400%)	3.637%	11/25/34	49,312	39,795	(b)
GSAMP Trust, 2004-SEA2 M2 (1 mo. USD LIBOR + 1.250%)	2.487%	3/25/34	1,073,020	810,842	(b)
GSRPM Mortgage Loan Trust, 2007-1 A (1 mo. USD LIBOR + 0.400%)	1.637%	10/25/46	281,901	244,686	(b)(c)
Indymac Seconds Asset Backed Trust, 2006-A A (1 mo. USD LIBOR + 0.260%)	1.497%	6/25/36	2,099,757	353,885	(b)
Jamestown CLO Ltd., 2017-10A A2 (3 mo. USD LIBOR + 1.850%)	3.320%	7/17/29	250,000	250,742	(b)(c)
Lehman XS Trust, 2006-8 2A4A (1 mo. USD LIBOR + 0.260%)	1.497%	6/25/36	1,807,052	1,347,088	(b)
Long Beach Mortgage Loan Trust, 2001-3 M1 (1 mo. USD LIBOR + 0.825%)	2.062%	9/25/31	94,812	93,144	(b)
Long Beach Mortgage Loan Trust, 2002-1 2M1 (1 mo. USD LIBOR + 1.125%)	2.362%	5/25/32	113,212	113,405	(b)
Magnetite CLO Ltd., 2014-9A A1R (3 mo. USD LIBOR + 1.000%)	2.314%	7/25/26	250,000	250,620	(b)(c)
Marathon CLO Ltd., 2015-8A C (3 mo. USD LIBOR + 4.050%)	5.354%	7/18/27	250,000	251,250	(b)(c)
Morgan Stanley Capital Inc., 2003-NC9 M (1 mo. USD LIBOR + 1.125%)	2.362%	9/25/33	460,958	456,877	(b)
Morgan Stanley Capital Inc., 2004-HE8 A7 (1 mo. USD LIBOR + 1.060%)	2.297%	9/25/34	74,135	72,821	(b)
Morgan Stanley Capital Inc., 2004-HES M2 (1 mo. USD LIBOR + 1.875%)	3.112%	6/25/34	787,611	785,637	(b)
Navient Student Loan Trust, 2016-6A A2 (1 mo. USD LIBOR + 0.750%)	1.987%	3/25/66	600,000	602,772	(b)(c)
Neuberger Berman CLO Ltd., 2017-24A C (3 mo. USD LIBOR + 2.450%)	3.549%	4/19/30	250,000	250,858	(b)(c)
New Century Home Equity Loan Trust, 2004-3 M1 (1 mo. USD LIBOR + 0.930%)	2.167%	11/25/34	638,898	638,899	(b)

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
New Residential Mortgage Loan Trust, 2017-1A A1	4.000%	2/25/57	689,365	$722,327	(b)(c)
Novastar Home Equity Loan, 2004-1 M3 (1 mo. USD LIBOR + 0.825%)	2.062%	6/25/34	690,000	688,584	(b)
OneMain Financial Issuance Trust, 2016-3A A	3.830%	6/18/31	925,000	952,953	(c)
Option One Mortgage Loan Trust, 2005-1 A4 (1 mo. USD LIBOR + 0.800%)	2.037%	2/25/35	36,655	36,664	(b)
Option One Mortgage Loan Trust, 2005-3 M4 (1 mo. USD LIBOR + 0.620%)	1.857%	8/25/35	1,040,000	658,958	(b)
Origen Manufactured Housing, 2007-A A2	3.037%	4/15/37	376,054	351,591	(b)
OSCAR US Funding Trust, 2017-1A A2A	2.300%	5/11/20	164,325	164,640	(c)
Park Place Securities Inc., 2004-WHQ2 M2 (1 mo. USD LIBOR + 0.945%)	2.182%	2/25/35	46,971	47,153	(b)
People’s Choice Home Loan Securities Trust, 2004-2 M1 (1 mo. USD LIBOR + 0.900%)	2.137%	10/25/34	44,805	45,057	(b)
RAAC Series, 2006-RP2 A (1 mo. USD LIBOR + 0.250%)	1.487%	2/25/37	94,372	94,148	(b)(c)
RAAC Series, 2006-RP3 A (1 mo. USD LIBOR + 0.270%)	1.507%	5/25/36	439,955	433,287	(b)(c)
Receivables Acquisition LLC, 2017-1 A2B	6.991%	9/16/19	461,918	462,495	(f)
Renaissance Home Equity Loan Trust, 2003-2 A (1 mo. USD LIBOR + 0.880%)	2.117%	8/25/33	71,288	69,794	(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1 (1 mo. USD LIBOR + 1.125%)	2.362%	8/25/33	19,566	18,595	(b)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.318%	4/25/31	492,558	297,863	(b)
Residential Asset Securities Corp., 2005-KS12 M4 (1 mo. USD LIBOR + 0.640%)	1.877%	1/25/36	460,000	364,388	(b)
Residential Asset Securities Corp., 2006-KS2 M3 (1 mo. USD LIBOR + 0.410%)	1.647%	3/25/36	1,260,000	1,092,189	(b)
Residential Funding Mortgage Securities Trust, 2006-HSA3 A (1 mo. USD LIBOR + 0.130%)	1.364%	5/25/36	653,422	618,419	(b)
SACO I Trust, 2006-3 A3 (1 mo. USD LIBOR + 0.460%)	1.697%	4/25/36	145,702	336,357	(b)
SACO I Trust, 2006-4 A1 (1 mo. USD LIBOR + 0.340%)	1.577%	3/25/36	142,146	282,686	(b)
Seneca Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.120%)	2.424%	7/17/26	250,000	252,155	(b)(c)
SLM Student Loan Trust, 2007-A A4A (3 mo. USD LIBOR + 0.240%)	1.560%	12/16/41	600,000	553,320	(b)
SMB Private Education Loan Trust, 2016-C A2A	2.340%	9/15/34	800,000	790,559	(c)
Structured Asset Investment Loan Trust, 2004-9 M4 (1 mo. USD LIBOR + 1.950%)	3.187%	10/25/34	117,619	106,864	(b)
Towd Point Mortgage Trust, 2017-1 A1	2.750%	10/25/56	650,863	657,839	(b)(c)
Venture CDO Ltd., 2017-28A A2 (3 mo. USD LIBOR + 1.110%)	2.716%	7/20/30	300,000	299,649	(b)(c)
Total Asset-Backed Securities (Cost — $22,704,414)				24,806,531

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	15

Schedule of investments (cont’d)

September 30, 2017

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 42.8%
Consumer Discretionary — 3.6%
Auto Components — 0.4%
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	90,000	$94,387
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	200,000	211,750	(c)
Total Auto Components				306,137
Automobiles — 2.0%
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000	278,318	(d)
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	400,000	424,438	(d)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	1,000,000	1,047,251	(d)
Total Automobiles				1,750,007
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	31,800
Internet & Direct Marketing Retail — 0.4%
Amazon.com Inc., Senior Notes	1.900%	8/21/20	370,000	371,163	(c)
Media — 0.8%
DISH DBS Corp., Senior Notes	6.750%	6/1/21	400,000	441,000
DISH DBS Corp., Senior Notes	5.875%	7/15/22	190,000	202,350
Total Media				643,350
Total Consumer Discretionary				3,102,457
Consumer Staples — 2.9%
Beverages — 0.5%
Anheuser-Busch InBev Finance Inc., Senior Notes (3 mo. USD LIBOR + 1.260%)	2.571%	2/1/21	440,000	454,984	(b)(d)
Food Products — 1.4%
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	920,000	949,104	(d)
Smithfield Foods Inc., Senior Notes	2.700%	1/31/20	220,000	220,925	(c)
Total Food Products				1,170,029
Tobacco — 1.0%
Altria Group Inc., Senior Notes	9.250%	8/6/19	350,000	396,493	(d)
BAT Capital Corp., Senior Notes	2.764%	8/15/22	450,000	453,033	(c)
Total Tobacco				849,526
Total Consumer Staples				2,474,539
Energy — 8.9%
Energy Equipment & Services — 0.5%
Ensco PLC, Senior Notes	5.200%	3/15/25	300,000	253,500	(d)
Halliburton Co., Senior Notes	3.250%	11/15/21	170,000	175,083	(d)
Total Energy Equipment & Services				428,583

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 8.4%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	210,000	$222,876
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	190,000	199,949	(d)
Chesapeake Energy Corp., Senior Notes (3 mo. USD LIBOR + 3.250%)	4.554%	4/15/19	400,000	399,000	(b)
Chevron Corp., Senior Notes	2.100%	5/16/21	330,000	330,330	(d)
Continental Resources Inc., Senior Notes	5.000%	9/15/22	500,000	510,000	(d)
Ecopetrol SA, Senior Notes	4.250%	9/18/18	240,000	245,400	(d)
Enterprise Products Operating LLC, Junior Subordinated Notes (3 mo. USD LIBOR + 3.708%)	5.018%	8/1/66	80,000	80,140	(b)(d)
Enterprise Products Operating LLC, Junior Subordinated Notes (7.034% to 1/15/18 then 3 mo. USD LIBOR + 2.680%)	7.034%	1/15/68	120,000	121,800	(b)(d)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	263,126	(g)
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	40,000	42,243
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	1,230,000	1,233,469
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	1,230,000	1,325,325
Petroleos Mexicanos, Senior Notes	3.500%	7/23/20	250,000	255,875
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	200,000	204,908	(g)
Shell International Finance BV, Senior Notes	1.875%	5/10/21	600,000	596,038	(d)
Shell International Finance BV, Senior Notes	1.750%	9/12/21	120,000	118,383	(d)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	210,000	271,693
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	500,000	502,650
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	250,000	260,000
Total Oil, Gas & Consumable Fuels				7,183,205
Total Energy				7,611,788
Financials — 17.3%
Banks — 12.2%
Bank of America Corp., Junior Subordinated Notes (6.250% to 9/5/24 then 3 mo. USD LIBOR + 3.705%)	6.250%	9/5/24	650,000	717,437	(b)(h)
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	660,000	683,609	(d)
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	570,000	619,163	(b)(h)
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	900,000	948,403	(d)
Cooperatieve Rabobank U.A., Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	260,000	294,775	(b)(c)(d)(h)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	620,000	689,750	(b)(c)(d)(h)
JPMorgan Chase & Co., Junior Subordinated Bonds (5.150% to 5/1/23 then 3 mo. USD LIBOR + 3.250%)	5.150%	5/1/23	1,320,000	1,372,800	(b)(d)(h)
M&T Bank Corp., Junior Subordinated Bonds (6.450% to 2/15/24 then 3 mo. USD LIBOR + 3.610%)	6.450%	2/15/24	1,190,000	1,324,303	(b)(d)(h)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	17

Schedule of investments (cont’d)

September 30, 2017

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	310,000	$332,922	(c)
PNC Financial Services Group Inc., Junior Subordinated Bonds (4.850% to 6/1/23 then 3 mo. USD LIBOR + 3.040%)	4.850%	6/1/23	990,000	1,019,700	(b)(d)(h)
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	200,000	204,794	(d)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	10/30/17	1,800,000	1,806,750	(b)(d)(h)
Wells Fargo & Co., Senior Notes	3.500%	3/8/22	450,000	467,673	(d)
Total Banks				10,482,079
Capital Markets — 2.0%
Bank of New York Mellon Corp., Junior Subordinated Notes (4.500% to 6/20/23 then 3 mo. USD LIBOR + 2.460%)	4.500%	6/20/23	1,340,000	1,339,162	(b)(d)(h)
Goldman Sachs Capital III, Junior Subordinated Bonds (3 mo. USD LIBOR + 0.770%, min. coupon 4.000%)	4.000%	10/30/17	43,000	38,593	(b)(h)
Goldman Sachs Group Inc., Senior Notes	2.300%	12/13/19	340,000	341,645	(d)
Total Capital Markets				1,719,400
Consumer Finance — 1.6%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	225,000	253,831
American Express Co., Senior Notes	2.650%	12/2/22	517,000	520,316	(d)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	500,000	565,995	(d)
Total Consumer Finance				1,340,142
Diversified Financial Services — 0.7%
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	290,000	355,735
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	190,000	213,223	(d)
Total Diversified Financial Services				568,958
Insurance — 0.8%
MetLife Inc., Junior Subordinated Bonds (5.250% to 6/15/20 then 3 mo. USD LIBOR + 3.575%)	5.250%	6/15/20	680,000	702,753	(b)(d)(h)
Total Financials				14,813,332
Health Care — 1.3%
Biotechnology — 0.2%
Gilead Sciences Inc., Senior Notes	1.850%	9/20/19	180,000	180,194
Health Care Equipment & Supplies — 1.0%
Becton, Dickinson & Co., Senior Notes (3 mo. USD LIBOR + 1.030%)	2.346%	6/6/22	250,000	251,523	(b)
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	139,000	142,198	(d)
Medtronic Inc., Senior Notes	3.500%	3/15/25	440,000	459,332	(d)
Total Health Care Equipment & Supplies				853,053

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 0.1%
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	50,000	$48,184
Total Health Care				1,081,431
Industrials — 2.2%
Airlines — 0.4%
Air 2 U.S., Notes	8.027%	10/1/19	13,367	13,844	(c)
American Airlines, Pass -Through Trust, Secured Bonds	4.100%	1/15/28	237,819	250,304	(d)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	31,896	36,521
Total Airlines				300,669
Construction & Engineering — 0.2%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	200,000	207,000	(c)
Industrial Conglomerates — 1.6%
General Electric Co., Junior Subordinated Bonds (5.000% to 1/21/21 then 3 mo. USD LIBOR + 3.330%)	5.000%	1/21/21	1,312,000	1,389,342	(b)(d)(h)
Total Industrials				1,897,011
Information Technology — 0.6%
Semiconductors & Semiconductor Equipment — 0.2%
QUALCOMM Inc., Senior Notes	2.100%	5/20/20	130,000	131,040
Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	340,000	357,269	(c)(d)
Total Information Technology				488,309
Materials — 2.1%
Chemicals — 0.3%
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	280,000	278,285	(c)
Construction Materials — 0.8%
Cemex SAB de CV, Senior Secured Notes (3 mo. USD LIBOR + 4.750%)	6.054%	10/15/18	650,000	672,815	(b)(c)(d)
Metals & Mining — 1.0%
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	320,000	332,792	(c)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	500,000	522,250
Total Metals & Mining				855,042
Total Materials				1,806,142
Telecommunication Services — 3.7%
Diversified Telecommunication Services — 1.4%
AT&T Inc., Senior Notes	3.600%	2/17/23	810,000	834,384	(d)
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	320,000	343,545
Total Diversified Telecommunication Services				1,177,929

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	19

Schedule of investments (cont’d)

September 30, 2017

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 2.3%
Sprint Corp., Senior Notes	7.250%	9/15/21	530,000	$590,288
Sprint Corp., Senior Notes	7.625%	2/15/25	740,000	850,537
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	550,000	559,625	(c)
Total Wireless Telecommunication Services				2,000,450
Total Telecommunication Services				3,178,379
Utilities — 0.2%
Electric Utilities — 0.2%
FirstEnergy Corp., Senior Notes	2.850%	7/15/22	130,000	130,484
Total Corporate Bonds & Notes (Cost — $33,586,689)				36,583,872
Mortgage-Backed Securities — 2.2%
GNMA — 2.2%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	132,070	151,298
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.099%)	2.316%	8/20/58	120,167	122,474	(b)(d)
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.440%)	2.660%	10/20/59	64,351	66,467	(b)
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.410%)	2.560%	12/20/59	572,179	588,028	(b)(d)
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.396%)	2.617%	12/20/59	131,689	135,161	(b)
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.440%)	2.660%	1/20/60	532,792	548,695	(b)(d)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR + 1.177%)	2.409%	7/20/60	127,981	130,835	(b)
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.246%)	2.467%	7/20/60	127,661	130,759	(b)
Total Mortgage-Backed Securities (Cost — $1,858,878)				1,873,717
Senior Loans — 1.9%
Consumer Discretionary — 1.2%
Media — 0.9%
Univision Communications Inc., Term Loan C5 (1 mo. LIBOR + 2.750%)	3.985%	3/15/24	762,799	756,905	(b)(i)(j)
Specialty Retail — 0.3%
Michaels Stores Inc., 2016 Term Loan B1 (1 mo. LIBOR + 2.750%)	3.984-3.985%	1/30/23	239,821	239,708	(b)(i)(j)
Total Consumer Discretionary				996,613
Industrials — 0.3%
Airlines — 0.3%
American Airlines Inc., 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.237%	6/26/20	288,840	289,382	(b)(i)(j)

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., 2017 Term Loan (1 mo. LIBOR + 2.500%)	3.737%	4/26/24	207,376		$208,213	(b)(i)(j)
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Virgin Media Bristol LLC, USD Term Loan I (1 mo. LIBOR + 2.750%)	3.984%	1/31/25	137,809		138,487	(b)(i)(j)
Total Senior Loans (Cost — $1,596,925)					1,632,695
Sovereign Bonds — 3.2%
Brazil — 1.1%
Federative Republic of Brazil, Notes	10.000%	1/1/21	1,885,000	BRL	616,301
Federative Republic of Brazil, Notes	10.000%	1/1/23	833,000	BRL	270,666
Total Brazil					886,967
Mexico — 1.4%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	85,000		111,860	(d)
United Mexican States, Senior Bonds	6.500%	6/9/22	15,090,000	MXN	822,335
United Mexican States, Senior Notes	5.550%	1/21/45	210,000		242,182	(d)
Total Mexico					1,176,377
Russia — 0.5%
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	254,000		447,179	(g)
Saudi Arabia — 0.2%
Saudi Government International Bond, Senior Notes	2.875%	3/4/23	200,000		198,982	(c)(e)
Total Sovereign Bonds (Cost — $2,922,100)					2,709,505
U.S. Government & Agency Obligations — 1.0%
U.S. Government Obligations — 1.0%
U.S. Treasury Notes	1.750%	6/30/22	360,000		357,419
U.S. Treasury Notes	2.125%	9/30/24	510,000		508,765
Total U.S. Government & Agency Obligations (Cost — $868,472)					866,184

			Shares
Common Stocks — 0.0%
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A. (Cost — $13,316)			1,628		4,852	*(f)(k)
Preferred Stocks — 2.5%
Financials — 2.5%
Capital Markets — 2.5%
Northern Trust Corp.	5.850%		28,000		728,840

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	21

Schedule of investments (cont’d)

September 30, 2017

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Shares	Value
Capital Markets — continued
State Street Corp. (5.900% to 3/15/24 then 3 mo. USD LIBOR + 3.108%)	5.900%	49,000	$1,366,120	(b)
Total Financials			2,094,960
Industrials — 0.0%
Marine — 0.0%
Tricer Tracking Preferred Equity Certificates	8.000%	723,900	7,239	*(f)(k)
Total Preferred Stocks (Cost — $2,035,133)			2,102,199
Total Investments before Short-Term Investments (Cost — $102,664,703)			109,326,840
Short-Term Investments — 4.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $3,814,458)	0.907%	3,814,458	3,814,458
Total Investments — 132.3% (Cost — $106,479,161)			113,141,298
Liabilities in Excess of Other Assets — (32.3)%			(27,649,359)
Total Net Assets — 100.0%			$85,491,939

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(e)	Securities traded on a when-issued or delayed delivery basis.

(f)	Security is valued using significant unobservable inputs (See Note 1).

(g)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

See Notes to Financial Statements.

22	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
MXN	— Mexican Peso
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Schedule of Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call	10/27/17	$118.50	9	$9,000	$422
U.S. Treasury 5-Year Notes Futures, Put	10/27/17	117.50	27	27,000	8,226
Total Exchange-Traded Written Options (Premiums received — $8,232)					$8,648

At September 30, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	16	12/18	$3,915,840	$3,925,400	$9,560
U.S. Treasury 2-Year Notes	46	12/17	9,954,074	9,922,344	(31,730)
U.S. Treasury 10-Year Notes	97	12/17	12,271,696	12,155,313	(116,383)
U.S. Treasury Ultra Long-Term Bonds	4	12/17	669,857	660,500	(9,357)
					(147,910)
Contracts to Sell:
90-Day Eurodollar	67	12/17	16,511,444	16,502,100	9,344
90-Day Eurodollar	32	12/19	7,806,259	7,835,600	(29,341)
U.S. Treasury 5-Year Notes	93	12/17	11,001,713	10,927,500	74,213
U.S. Treasury Long-Term Bonds	5	12/17	775,960	764,062	11,898
					66,114
Net unrealized depreciation on open futures contracts					$(81,796)

At September 30, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
MXN	14,070,000	USD	789,429	Barclays Bank PLC	10/19/17	$(18,833)
USD	35,491	BRL	119,000	Citibank N.A.	10/19/17	(1,997)
Total						$(20,830)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	23

Schedule of investments (cont’d)

September 30, 2017

Western Asset Variable Rate Strategic Fund Inc.

Abbreviations used in this table:
BRL	— Brazilian Real
MXN	— Mexican Peso
USD	— United States Dollar

At September 30, 2017, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
$7,800,000	9/30/19	1.340% annually	FEDL01 annually	—	$28,465
2,500,000	6/28/23	1.238% semi-annually	3-Month LIBOR quarterly	$(2,566)	115,717
25,000,000	6/28/26	1.454% semi-annually	3-Month LIBOR quarterly	(38,340)	1,637,497
$35,300,000				$(40,906)	$1,781,679

†	Percentage shown is an annual percentage rate.

At September 30, 2017, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Barclays Capital Inc.	2.100%	6/15/2017	TBD**	$1,039,625	Corporate Bonds & Notes	$918,215
					Sovereign Bonds	354,042
Bank of America	1.380%	9/22/2017	10/23/2017	6,304,000	Collateralized Mortgage Obligations	6,064,554
					Mortgage-Backed Securities	1,259,197
Morgan Stanley	2.464%	8/23/2017	11/21/2017	6,614,000	Corporate Bonds & Notes	7,217,360
Morgan Stanley	2.517%	9/11/2017	12/11/2017	4,117,000	Corporate Bonds & Notes	4,552,104
Morgan Stanley	2.714%	8/23/2017	11/21/2017	1,025,000	Corporate Bonds & Notes	1,453,250
Morgan Stanley	2.012%	8/7/2017	11/6/2017	3,712,000	Corporate Bonds & Notes	4,030,476
Royal Bank of Canada	2.000%	8/4/2017	11/6/2017	4,329,688	Corporate Bonds & Notes	4,611,101
				$27,141,313		$30,460,299

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

See Notes to Financial Statements.

24	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

Statement of assets and liabilities

September 30, 2017

Assets:
Investments, at value (Cost — $106,479,161)	$113,141,298
Foreign currency, at value (Cost — $84,954)	81,693
Cash	36
Receivable for securities sold	752,262
Interest and dividends receivable	581,419
Deposits with brokers for centrally cleared swap contracts	425,400
Deposits with brokers for open futures contracts and exchange traded options	105,572
Receivable from broker — variation margin on centrally cleared swaps	35,443
Prepaid expenses	6,903
Total Assets	115,130,026

Liabilities:
Payable for open reverse repurchase agreements	27,141,313
Payable for securities purchased	1,820,429
Distributions payable	361,801
Investment management fee payable	69,328
Interest payable	60,514
Payable for options purchased to close	38,434
Unrealized depreciation on forward foreign currency contracts	20,830
Payable to broker — variation margin on open futures contracts	10,385
Written options, at value (premiums received — $8,232)	8,648
Directors’ fees payable	3,227
Accrued expenses	103,178
Total Liabilities	29,638,087
Total Net Assets	$85,491,939

Net Assets:
Par value ($0.001 par value; 4,668,407 shares issued and outstanding; 100,000,000 shares authorized)	$4,668
Paid-in capital in excess of par value	94,957,238
Overdistributed net investment income	(314,210)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(17,493,193)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	8,337,436
Total Net Assets	$85,491,939

Shares Outstanding	4,668,407

Net Asset Value	$18.31

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	25

Statement of operations

For the Year Ended September 30, 2017

Investment Income:
Interest	$5,187,324
Dividends	113,215
Total Investment Income	5,300,539

Expenses:
Investment management fee (Note 2)	831,616
Interest expense (Note 3)	484,345
Audit and tax fees	76,212
Transfer agent fees	46,254
Shareholder reports	39,233
Legal fees	33,116
Directors’ fees	21,580
Stock exchange listing fees	16,121
Fund accounting fees	8,424
Custody fees	4,411
Insurance	1,858
Miscellaneous expenses	13,550
Total Expenses	1,576,720
Net Investment Income	3,723,819

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	313,375
Futures contracts	(485,377)
Written options	45,560
Swap contracts	(62,073)
Forward foreign currency contracts	16,183
Foreign currency transactions	(3,644)
Net Realized Loss	(175,976)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	3,404,484
Futures contracts	(42,034)
Written options	(416)
Swap contracts	1,675,473
Forward foreign currency contracts	11,264
Foreign currencies	(1,338)
Change in Net Unrealized Appreciation (Depreciation)	5,047,433
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	4,871,457
Increase in Net Assets From Operations	$8,595,276

See Notes to Financial Statements.

26	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2017	2016

Operations:
Net investment income	$3,723,819	$3,902,996
Net realized loss	(175,976)	(4,120,871)
Change in net unrealized appreciation (depreciation)	5,047,433	3,418,458
Increase in Net Assets From Operations	8,595,276	3,200,583

Distributions to Shareholders From (Note 1):
Net investment income	(4,341,618)	(3,765,868)
Return of capital	—	(885,866)
Decrease in Net Assets From Distributions to Shareholders	(4,341,618)	(4,651,734)

Fund Share Transactions:
Cost of shares repurchased through tender offer (0 and 2,000,746 shares repurchased, respectively) (Note 6)	—	(34,272,779)
Decrease in Net Assets From Fund Share Transactions	—	(34,272,779)
Increase (Decrease) in Net Assets	4,253,658	(35,723,930)

Net Assets:
Beginning of year	81,238,281	116,962,211
End of year*	$85,491,939	$81,238,281
*Includesoverdistributed net investment income of:	$(314,210)	$(102,789)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	27

Statement of cash flows

For the Year Ended September 30, 2017

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$8,595,276
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(32,588,376)
Sales of portfolio securities	32,358,259
Net purchases, sales and maturities of short-term investments	(3,578,921)
Realized gain on purchased options	35,143
Net amortization of premium (accretion of discount)	(706,584)
Decrease in receivable for securities sold	471,819
Decrease in interest and dividends receivable	49,808
Decrease in receivable from broker — variation margin on centrally cleared swaps	85,669
Decrease in prepaid expenses	3,593
Decrease in principal paydown receivable	43,052
Decrease in deposits with brokers for open futures contracts and exchange traded options	134,947
Decrease in deposits with brokers for centrally cleared swap contracts	423,454
Decrease in premiums paid for OTC swap contracts	111
Decrease in payable for open OTC swap contracts	(15)
Increase in payable for securities purchased	187,270
Increase in payable for options purchased to close	38,434
Increase in investment management fee payable	2,996
Decrease in Directors’ fees payable	(274)
Decrease in interest payable	(14,707)
Decrease in deposits from brokers for reverse repurchase agreements	(252,000)
Decrease in accrued expenses	(14,083)
Increase in premiums received from written options	8,232
Decrease in payable to broker — variation margin on open futures contracts	(43,565)
Net realized gain on investments	(313,375)
Change in net unrealized appreciation (depreciation) of investments, written options, OTC swap contracts and forward foreign currency contracts	(3,416,776)
Net Cash Provided by Operating Activities*	1,509,387

Cash Flows From Financing Activities:
Distributions paid on common stock	(3,979,817)
Increase in payable for reverse repurchase agreements	1,527,517
Net Cash Used in Financing Activities	(2,452,300)
Net Decrease in Cash	(942,913)
Cash at Beginning of Year	1,024,642
Cash at End of Year	$81,729

*	Included in operating expenses is cash of $499,052 paid for interest on borrowings.

See Notes to Financial Statements.

28	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30:
	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of year	$17.40	$17.54	$18.85	$18.71	$18.46

Income (loss) from operations:
Net investment income	0.80	0.79	0.69	0.78	0.78
Net realized and unrealized gain (loss)	1.04	(0.14)	(1.12)	0.23	0.34
Total income (loss) from operations	1.84	0.65	(0.43)	1.01	1.12

Less distributions from:
Net investment income	(0.93)	(0.74)	(0.66)	(0.87)	(0.87)
Return of capital	—	(0.19)	(0.22)	—	—
Total distributions	(0.93)	(0.93)	(0.88)	(0.87)	(0.87)
Net increase due to shares repurchased through tender offer	—	0.14	—	—	—

Net asset value, end of year	$18.31	$17.40	$17.54	$18.85	$18.71

Market price, end of year	$17.39	$15.92	$15.56	$17.08	$17.00
Total return, based on NAV[2,3]	10.79%	4.78%[4]	(2.38)%	5.47%	6.16%
Total return, based on Market Price[5]	15.49%	8.53%	(3.95)%	5.66%	(3.25)%

Net assets, end of year (000s)	$85,492	$81,238	$116,962	$125,695	$124,760

Ratios to average net assets:
Gross expenses	1.89%	1.94%	1.12%	1.14%	1.08%
Net expenses	1.89	1.94	1.12	1.14	1.08
Net investment income	4.47	4.57	3.76	4.10	4.18

Portfolio turnover rate	30%	21%	30%	26%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]

The total return based on NAV reflects the impact of the tender and repurchase of its shares by the Fund at the price equal to 98% of the net asset value per share on November 20, 2015. Absent this tender offer, the total return based on NAV would have been 3.88%.

[5]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to maintain a high level of current income. The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

30	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	31

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized mortgage obligations	—	$38,747,285	—	$38,747,285
Asset-backed securities	—	24,344,036	$462,495	24,806,531
Corporate bonds & notes	—	36,583,872	—	36,583,872
Mortgage-backed securities	—	1,873,717	—	1,873,717
Senior loans	—	1,632,695	—	1,632,695
Sovereign bonds	—	2,709,505	—	2,709,505
U.S. government & agency obligations	—	866,184	—	866,184
Common stocks	—	—	4,852	4,852
Preferred stocks:
Financials	$2,094,960	—	—	2,094,960
Industrials	—	—	7,239	7,239
Total long-term investments	2,094,960	106,757,294	474,586	109,326,840
Short-term investments†	3,814,458	—	—	3,814,458
Total investments	$5,909,418	$106,757,294	$474,586	$113,141,298
Other financial instruments:
Futures contracts	$105,015	—	—	$105,015
Centrally cleared interest rate swaps	—	$1,781,679	—	1,781,679
Total other financial instruments	$105,015	$1,781,679	—	$1,886,694
Total	$6,014,433	$108,538,973	$474,586	$115,027,992

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$8,648	—	—	$8,648
Futures contracts	186,811	—	—	186,811
Forward foreign currency contracts	—	$20,830	—	20,830
Total	$195,459	$20,830	—	$216,289

†	See Schedule of Investments for additional detailed categorizations.

(b) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a

32	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which is also recognized as a component of “Interest expense” on the Statement of Operations.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	33

Notes to financial statements (cont’d)

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2017, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended September 30, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event

34	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	35

Notes to financial statements (cont’d)

Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

36	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	37

Notes to financial statements (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement

38	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	39

Notes to financial statements (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $20,830. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the

40	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	41

Notes to financial statements (cont’d)

reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$406,378	$(406,378)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a monthly subadvisory fee at an annual rate of 0.30% related to the assets managed by each subadviser.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$25,167,809	$7,420,567
Sales	29,573,788	2,784,471

42	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

At September 30, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$106,703,553	$8,403,607	$(1,965,862)	$6,437,745
Forward foreign currency contracts	—	—	(20,830)	(20,830)
Futures contracts	—	105,015	(186,811)	(81,796)
Swap contracts	(40,906)	1,781,679	—	1,781,679
Written options	(8,232)	1,531	(1,947)	(416)

Transactions in reverse repurchase agreements for the Fund during the year ended September 30, 2017 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$27,897,564	1.736%	$32,277,648

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from (1.000)% to 2.714% during the year ended September 30, 2017. Interest expense incurred on reverse repurchase agreements totaled $484,177.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2017.

ASSET DERIVATIVES[1]
			Interest Rate Risk
Futures contracts[2]			$105,015
Centrally cleared swap contracts[3]			1,781,679
Total			$1,886,694

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	$8,648	—	$8,648
Futures contracts[2]	186,811	—	186,811
Forward foreign currency contracts	—	$20,830	20,830
Total	$195,459	$20,830	$216,289

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	43

Notes to financial statements (cont’d)

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$35,143	—	—	$35,143
Written options	45,560	—	—	45,560
Futures contracts	(485,377)	—	—	(485,377)
Swap contracts	(60,517)	—	$(1,556)	(62,073)
Forward foreign currency contracts	—	$16,183	—	16,183
Total	$(465,191)	$16,183	$(1,556)	$(450,564)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$(416)	—	—	$(416)
Futures contracts	(42,034)	—	—	(42,034)
Swap contracts	1,674,029	—	$1,444	1,675,473
Forward foreign currency contracts	—	$11,264	—	11,264
Total	$1,631,579	$11,264	$1,444	$1,644,287

During the year ended September 30, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$755
Written options	3,238
Futures contracts (to buy)	24,825,230
Futures contracts (to sell)	23,620,077
Forward foreign currency contracts (to buy)	854,059
Forward foreign currency contracts (to sell)	717,857

Average Notional Balance
Interest rate swap contracts	$34,144,615
Credit default swap contracts (to buy protection)†	4,615

†	At September 30, 2017, there were no open positions held in this derivative.

44	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of September 30, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	—	$(18,833)	$(18,833)	—	$(18,833)
Citibank N.A.	—	(1,997)	(1,997)	—	(1,997)
Total	—	$(20,830)	$(20,830)	—	$(20,830)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Distributions subsequent to September 30, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
9/22/2017	10/2/2017	$0.0775
10/20/2017	11/1/2017	$0.0775
11/24/2017	12/1/2017	$0.0775
12/22/2017	12/29/2017	$0.0775
1/19/2018	2/1/2018	$0.0775
2/16/2018	3/1/2018	$0.0775

6. Tender offer

On October 22, 2015, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 30% of the outstanding common stock (“Shares”) or 2,000,746 Shares of the Fund. The tender offer was to be conducted at a price equal to 98% of the net asset value per Share of the Fund’s Shares as determined as of the close of the regular trading session of the New York Stock Exchange on the tender offer expiration date. The tender offer commenced on October 22, 2015 and expired on November 20, 2015.

On November 30, 2015, the Fund announced the final results of the tender offer. A total of 4,423,133 Shares were duly tendered and not withdrawn, including Shares tendered pursuant to notices of guaranteed delivery. Because the number of Shares tendered exceeded 2,000,746 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 45.23% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on November 27, 2015. The purchase price of properly tendered Shares was $17.13 per Share, equal to 98% of the per Share net asset value of $17.48 as of the close of the regular trading session of the New York Stock Exchange on November 20, 2015. Shares

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	45

Notes to financial statements (cont’d)

repurchased and the corresponding dollar amount are included on the Statement of Changes in Net Assets. Shares that were not tendered remain outstanding. The difference between the purchase price of the tendered Shares and the net asset value per Share was recognized by the Fund in the Financial Highlights as an increase in net assets resulting from the tender and repurchase of Shares by the Fund.

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended September 30, 2017, the Fund did not repurchase any shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$4,341,618	$3,765,868
Tax return of capital	—	885,866
Total distributions paid	$4,341,618	$4,651,734

As of September 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(12,615,792)
Capital loss carryforward**	(4,735,221)
Other book/tax temporary differences(a)	(231,998)
Unrealized appreciation (depreciation)(b)	8,113,044
Total accumulated earnings (losses) — net	$(9,469,967)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of September 30, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2019	$(4,735,221)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between book and tax amortization methods for premiums on fixed income securities.

46	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report	47

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of the Western Asset Variable Rate Strategic Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) as of September 30, 2017, the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended September 30, 2016 and the financial highlights for each of the years or periods ended on or prior to September 30, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 21, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 17, 2017

48	Western Asset Variable Rate Strategic Fund Inc. 2017 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:

Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Western Asset Variable Rate Strategic Fund Inc.	49

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Consultant and Lecturer; President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Trustee, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

50	Western Asset Variable Rate Strategic Fund Inc.

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Western Asset Variable Rate Strategic Fund Inc.	51

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer:

Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	143
Other board memberships held by Director during past five years	None

Additional Officers:

Todd F. Kuehl[3] Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2017
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

52	Western Asset Variable Rate Strategic Fund Inc.

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Variable Rate Strategic Fund Inc.	53

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2019, year 2020 and year 2018, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[3]	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

54	Western Asset Variable Rate Strategic Fund Inc.

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Directors participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended September 30, 2016 and September 30, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended September 30, 2016 and September 30, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Directors approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Directors with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended September 30, 2016 and September 30, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Western Asset Variable Rate Strategic Fund Inc.	55

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

56	Western Asset Variable Rate Strategic Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Variable Rate Strategic Fund Inc.	57

Dividend reinvestment plan (unaudited)

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares increased, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding

58	Western Asset Variable Rate Strategic Fund Inc.

dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf.

Western Asset Variable Rate Strategic Fund Inc.	59

Dividend reinvestment plan (unaudited) (cont’d)

Additional information about the Plan and your account may be obtained from the Plan Agent at Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

60	Western Asset Variable Rate Strategic Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2017:

Record date:	Monthly	Monthly
Payable date:	October 2016 through December 2016	January 2017 through September 2017
Ordinary income:
Qualified dividend income for individuals	15.70%	15.39%
Dividends qualifying for the dividends
received deduction for corporations	14.46%	14.13%

The following information is applicable to non-U.S. resident shareholders:

Record date:	Monthly	Monthly
Payable date:	October 2016 through December 2016	January 2017 through September 2017
Ordinary income**	55.00%	60.00%

**	The following percentages of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset Variable Rate Strategic Fund Inc.	61

Western Asset

Variable Rate Strategic Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare lnc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GFY

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600,

Louisville, KY 40202

WASX010407 11/17 SR17-3205

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending September 30, 2016 and September 30, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $78,400 in 2016 and $79,200 in 2017.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Western Asset Variable Rate Strategic Fund Inc.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,180 in 2016 and $4,220 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Variable Rate Strategic Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Variable Rate Strategic Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Variable Rate Strategic Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Variable Rate Strategic Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Variable Rate Strategic Fund Inc. during the reporting period were $0 in 2016 and $160,000 in 2017.

(h) Yes. Western Asset Variable Rate Strategic Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Variable Rate Strategic Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western	Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

John Bellows Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2016

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Mr. Bellows has been employed by Western Asset as an investment professional since 2012. From 2009 to 2011, he was employed by the U.S. Department of the Treasury as Acting Assistant Secretary for Economic Policy, Deputy Assistant Secretary for Microeconomic Analysis and Senior Advisor in the Office of Economic Policy.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of September 30, 2017.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	95	$147.7 billion	None	None
	Other Pooled Vehicles	269	$86.3 billion	6	$1.7 billion
	Other Accounts	590	$201.0 billion	30	$12.2 billion
John Bellows ‡	Other Registered Investment Companies	3	$853 million	None	None
	Other Pooled Vehicles	5	$3.9 billion	None	None
	Other Accounts	25	$5.8 billion	1	$53 million

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of September 30, 2017.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	E
John Bellows	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 30, 2017